UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 7, 2006

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

(a) Grant of Annual Cash Bonus

On March 7, 2006, the Compensation and Management Development Committee of the Board of Directors of Bristol-Myers Squibb Company (the “Company”) authorized the payment of annual bonus awards for the year ended December 31, 2005 to each of the Company’s executive officers to be named in the Company’s Summary Compensation Table in its upcoming 2006 Proxy Statement (the “Named Executive Officers”) under its stockholder-approved Executive Performance Incentive Plan. The annual cash bonus awards were determined based on performance against a total Company pre-tax earnings target determined by a formula set at the beginning of the year and the individual executive’s performance. The bonus reflects the Company’s intention to qualify, to the extent possible, cash compensation paid to officers as tax-deductible in compliance with Section 162(m) of the Internal Revenue Code. The table below reflects the annual cash bonus awarded to each Named Executive Officer.

Name	Bonus
Peter R. Dolan	$2,224,875
Lamberto Andreotti	$723,701
Andrew R.J. Bonfield	$740,358
Donald J. Hayden, Jr.[1]	$619,023
John L. McGoldrick [2]	$524,533
Elliott Sigal, M.D., PhD	$554,366

In addition, on March 7, 2006, the Compensation and Management Development Committee approved a formula for determining the maximum award amounts for 2006 annual cash bonus awards. The formula reflects the Company’s intention to qualify, to the extent possible, cash compensation paid to officers as tax-deductible in compliance with Section 162(m) of the Internal Revenue Code. As with the 2005 bonus, the final 2006 bonus awards amounts will be based on the Company’s performance against a pretax earnings target and the individual executive’s performance.

(b) 2006 Base Salaries

On March 7, 2006, the Compensation and Management Development Committee approved base salaries for the Named Executive Officers. These salaries will be effective on April 1, 2006. The table below reflects the executive’s base salary effective April 1, 2006 and April 1, 2005.

Name	Salary Effective April 1, 2006		Salary Effective April 1, 2005
Peter R. Dolan		$1,250,000	$1,250,000
Lamberto Andreotti		$1,014,000	$975,000
Andrew R. J. Bonfield		$811,568	$776,620
Donald J. Hayden, Jr. [1]	$	N/A	$693,270
John L. McGoldrick [2]	$	N/A	$755,290
Elliott Sigal, M.D., PhD		$726,536	$695,250

(c) Long-Term Incentive Awards

On March 7, 2006, the Compensation and Management Development Committee granted long-term incentive awards to the Named Executive Officers under the Company’s stockholder-approved 2002 Stock Incentive Plan. These awards consisted of stock options, restricted stock and 2003-2005 long-term performance award payout as set forth in the table below.

Name	Stock Option Award (number of shares)	Restricted Stock Award (number of shares)	Long-Term Performance Award (number of shares)
Peter R. Dolan	500,500	100,000	48,214
Lamberto Andreotti	115,000	27,600	11,866
Andrew R. J. Bonfield	99,960	24,000	11,866
Donald J. Hayden, Jr.[1]	0	0	13,143
John L. McGoldrick[2]	0	0	11,866
Elliot Sigal, M.D., PhD	95,795	23,000	5,107

Stock Options: The Company approved the use of performance-based exercise thresholds on annual option grants to the Named Executive Officers and other senior executives. To satisfy the exercise threshold, Bristol-Myers Squibb stock will need to close at a price of at least 15% above the option grant price for seven (7) consecutive trading days. Although the options will vest according to the normal vesting schedule (currently 25% a year for four years), the executive may not exercise the options unless and until the exercise threshold is satisfied.

Restricted Stock: Restricted stock vests one third per year in years three, four and five.

2003—2005 Long-Term Performance Award Payout: 2005 was the final year in a three-year performance cycle under the Long-Term Performance Award that began in 2003. The performance goals for the 2003-2005 performance cycle were weighted 50% on cumulative earnings per share and 50% on cumulative sales with a modifier based on relative total stockholder return compared to our company’s proxy peer group. The payout for the 2003-2005 awards was made at 75.1% of target.

(d) Grant of Target Performance Share Units

On March 7, 2006, the Compensation and Management Development Committee also granted performance share units targets to the Named Executive Officers under the Company’s stockholder-approved 2002 Stock Incentive Plan in the table set forth below. Grants of performance share units provide for the payout of Bristol-Myers Squibb Common Stock or the equivalent cash value, generally in three years, if the recipient has met certain continued service requirements. The performance share unit payout is also contingent on the Company’s performance against a pre-determined set of objectives described below.

Name	Threshold Performance Share Units	Target Performance Share Units	Maximum Performance Share Units
Peter R. Dolan	57,375	150,000	379,500
Lamberto Andreotti	9,180	24,000	60,720
Andrew R. J. Bonfield	7,650	20,000	50,600
Donald J. Hayden, Jr.[1]	0	0	0
John L. McGoldrick[2]	0	0	0
Elliott Sigal, M.D., PhD	7,650	20,000	50,600

The maximum number of shares payable to any Named Executive Officer equals 253% of target and the minimum number of shares is zero. The final award amount is determined based on the following measures which were approved by the Committee on March 7, 2006: a) a pre-determined cumulative earnings per share goal for the three-year period 2006-2008 (weighted at 50%); and b) a pre-determined cumulative sales goal for the three-year period 2006-2008 (weighted at 50%). The total award is modified by +/- 15% based on the company’s total shareholder return versus the proxy peer group. If the threshold targets are not achieved, there will be no payout under this award as was the case with the 2001-2003 Long-Term Performance Award and the 2002-2004 Long-Term Performance Award.

[1]	Mr. Hayden’s employment with the Company terminated on March 2, 2006.
[2]	Mr. McGoldrick will retire from the Company on April 1, 2006.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2006, the Company amended its Bylaws to include a new Section 24 that (i) requires all stockholder rights plans or amendments to stockholder rights plans to be approved by two-thirds of the Board of Directors and (ii) provides that such stockholder rights plans or amendments thereto will expire one year from the date of its adoption unless the Company’s stockholders approve such stockholders rights plan or amendment thereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 3b.	Bylaws of the Registrant, as amended as of March 7, 2006 (incorporated herein by reference to Exhibit 3b of the Registrant’s Form 10-K for the fiscal year ending December 31, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: March 13, 2006	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
3b.	Bylaws of the Registrant, as amended as of March 7, 2006 (incorporated herein by reference to Exhibit 3b of the Registrant’s Form 10-K for the fiscal year ending December 31, 2005).